UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2010

Frontier Communications Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11001	06-0619596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3 High Ridge Park, Stamford, Connecticut	06905
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 614-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

New Credit Facility

Frontier Communications Corporation (the “Company”) has entered into a new $750.0 million revolving credit facility (the “New Credit Facility”) that will become effective upon, and subject to (1) the closing of the merger of New Communications Holdings Inc. (“Spinco”), a wholly owned subsidiary of Verizon Communications Inc. (“Verizon”), with and into the Company, pursuant to the Agreement and Plan of Merger entered into on May 13, 2009, by and among Verizon, Spinco and the Company, as amended on July 24, 2009 (the “Merger Agreement”), (2) the termination of the Company’s existing revolving credit facility and (3) other customary conditions. The terms of the New Credit Facility are set forth in the Credit Agreement, dated as of March 23, 2010, between the Company, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Credit Agreement”). Associated facility fees under the New Credit Facility will vary from time to time depending on the Company’s debt rating (as defined in the Credit Agreement). The New Credit Facility is scheduled to terminate on the date that is three years and six months after the effective date of the New Credit Facility. During the term of the New Credit Facility, the Company may borrow, repay and reborrow funds, and may obtain letters of credit, subject to customary borrowing conditions. Loans under the New Credit Facility will bear interest based on the alternate base rate or the adjusted LIBO rate (each as determined in the Credit Agreement), at the Company’s election, plus a margin specified in the Credit Agreement based on the Company’s debt rating. Letters of credit issued under the New Credit Facility will also be subject to fees that vary depending on the Company’s debt rating. The New Credit Facility will be available for general corporate purposes but may not be used to fund dividend payments.

Amendment to Distribution Agreement

On March 23, 2010, Verizon and Spinco entered into Amendment No. 2 to Distribution Agreement (the “Distribution Agreement Amendment”), which amends the Distribution Agreement, dated as of May 13, 2009, by and between Verizon and Spinco, as amended by Amendment No. 1 to Distribution Agreement, dated as of July 24, 2009, by and among Verizon and Spinco (the “Distribution Agreement”).

Among other things, the Distribution Agreement Amendment: (i) provides that Verizon will not retain control of certain business and governmental accounts of Spinco, (ii) excludes certain assets in a portion of North Carolina from the definition of “Spinco Assets”, and (iii) includes certain assets in a portion of Virginia in the definition of “Spinco Assets”. The assets described in clause (iii) of the previous sentence will only be transferred to a Company subsidiary if a certificate of public convenience is obtained in Virginia by such subsidiary. If a certificate of public convenience is obtained in Virginia, the Company subsidiary will serve approximately 300 customers in that portion of Virginia bordering West Virginia.

Agreement Regarding Intellectual Property Matters

On March 23, 2010, Verizon, Spinco and the Company entered into the Agreement Regarding Intellectual Property Matters (the “IP Matters Agreement”).

Among other things, the IP Matters Agreement requires (i) the Company to pay $105 million at the closing of the Merger to reimburse Verizon for licenses to certain third party software the Company will acquire pursuant to the Merger, (ii) Verizon to obtain the consents necessary for Frontier to operate certain third-party software after the Merger, and (iii) Verizon and the Company to share the costs associated with obtaining consents pursuant to clause (ii) of this sentence. Including the amounts payable by the Company pursuant to the IP Matters Agreement, the Company currently expects to incur acquisition and integration costs of approximately $100 million and capital expenditures of approximately $180 million in 2010 related to the Merger.

ITEM 7.01	REGULATION FD DISCLOSURE

In the preliminary offering memorandum and the marketing materials distributed to investors in connection with the private offering described under Item 8.01 of this Current Report on Form 8-K, the Company and Spinco disclosed certain information to prospective investors. Pursuant to Regulation FD, the Company is furnishing as Exhibits 99.1, 99.2, 99.3 and 99.4 the following information: (i) the unaudited pro forma condensed combined financial information, based upon the historical consolidated financial information of the Company and the historical combined special-purpose financial information of Verizon’s Separate Telephone Operations, a combination of Arizona and Nevada carved-out of Verizon California Inc.; Illinois, Indiana, Michigan, Ohio and Wisconsin carved-out of Verizon North Inc.; Illinois, North Carolina and South Carolina carved-out of Verizon South Inc.; Verizon Northwest Inc., Contel of the South, Inc., Verizon West Virginia Inc. and carved-out components of Verizon Long Distance LLC, Verizon Enterprise Solutions LLC and Verizon Online LLC, as of and for the year ended December 31, 2009, (ii) the section of the preliminary offering memorandum captioned “Business—Regulatory Environment”, (iii) the section of the preliminary offering memorandum captioned “Risk factors” and (iv) the pages of the marketing materials captioned “2009 Key Pro Forma Financial Data,” “Non-GAAP Information” and “Reconciliation of Non-GAAP Financial Measures.”

In addition, on March 24, 2010, Verizon filed a Current Report on Form 8-K which included the combined special-purpose statements of selected assets, selected liabilities and parent funding of Verizon’s Separate Telephone Operations, as of December 31, 2009 and 2008, and the related combined statements of income, parent funding and cash flows for each of the three years in the period ended December 31, 2009.

The information in this Item 7.01, including Exhibits 99.1, 99.2, 99.3 and 99.4, and the information in Verizon’s Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended.

ITEM 8.01	OTHER EVENTS

On March 24, 2010, the Company issued a press release announcing that Spinco intends to offer, subject to market and other conditions, senior notes in a private offering that is exempt from the registration requirements of the Securities Act.

A copy of the press release is attached as Exhibit 99.5 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibit        The following exhibits are filed as part of this report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Unaudited pro forma condensed combined financial information, based upon the historical consolidated financial information of the Company and the historical combined special-purpose financial information of Verizon’s Separate Telephone Operations, as of and for the year ended December 31, 2009.

99.2	Business—Regulatory environment.

99.3	Risk factors.

99.4	2009 Key Pro Forma Financial Data, Non-GAAP Information and Reconciliation of Non-GAAP Financial Measures.

99.5	Press release of Frontier Communications Corporation, issued March 24, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER COMMUNICATIONS CORPORATION
(Registrant)

By:	/s/ DAVID R. WHITEHOUSE
Name:	David R. Whitehouse
Title:	Senior Vice President and Treasurer

Date: March 24, 2010

Exhibits

Exhibit Number	Description of Exhibit

99.1	Unaudited pro forma condensed combined financial information, based upon the historical consolidated financial information of the Company and the historical combined special-purpose financial information of Verizon’s Separate Telephone Operations, as of and for the year ended December 31, 2009.

99.2	Business—Regulatory Environment.

99.3	Risk factors.

99.4	2009 Key Pro Forma Financial Data, Non-GAAP Information and Reconciliation of Non-GAAP Financial Measures.

99.5	Press release of Frontier Communications Corporation, issued March 24, 2010.